                                                                   EXHIBIT 10.10

                               PHASE METRICS, INC.
                            STOCK PURCHASE AGREEMENT



               AGREEMENT made as of this_______ day of______ 19___ , by and among Phase Metrics, Inc., a California corporation, _________________________, Optionee under the Corporation's 1995 Stock Option Plan, and __________________, Optionee's spouse.

               All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A.     EXERCISE OF OPTION

               1. EXERCISE. Optionee hereby purchases ________ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________________, 199__ (the "Grant Date") to purchase up to _______________ shares of Common Stock under the Plan at the exercise price of $______ per share (the "Exercise Price").

               2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

               3. SHAREHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right, the First Refusal Right or the Special Purchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

        B.     SECURITIES LAW COMPLIANCE

               1. RESTRICTED SECURITIES. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that

SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

               2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                      (i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                      (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                      (iii) Optionee shall have provided the Corporation with written assurances in the form attached as Exhibit II to this Agreement.

                      (iv) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner identified in Paragraph B.4.

               The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

               3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

                      (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer or
        (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                      (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

                                       2.

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                      (iii) "The shares represented by this certificate are
        subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated _______, 199__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

               4. RECEIPT OF COMMISSIONER RULES. Optionee hereby acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit III to this Agreement.

        C.     TRANSFER RESTRICTIONS

               1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off or the Special Purchase Right.

               2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

               3. MARKET STAND-OFF.

                      (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty
(180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                      (b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.


                                       3.

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                      (c) Any new, substituted or additional securities which
are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                      (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        D.     REPURCHASE RIGHT

               1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason other than death to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or, at the discretion of the Corporation and with the consent of Optionee, any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

               2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

               3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to
(i) the First Refusal Right, (ii) the Market Stand-Off, and (iii) the Special Purchase Right.

               4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate


                                       4.
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the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

               5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

               6. CORPORATE TRANSACTION.

                      (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                      (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payment) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        E.     RIGHT OF FIRST REFUSAL

               1. GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

               2. NOTICE OF INTENDED DISPOSITION. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or, at the discretion of the Corporation and with the consent of Owner, all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and


                                       5.

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(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

               3. EXERCISE OF THE FIRST REFUSAL RIGHT. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

               Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The Corporation shall bear the cost of such appraisal. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

               4. NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and the Market Stand-Off. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

               5. PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt


                                       6.

of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                      (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

                      (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

               Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

               6. RECAPITALIZATION/REORGANIZATION.

                      (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                      (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

               7. LAPSE. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

        F.     MARITAL DISSOLUTION OR LEGAL SEPARATION

               1. GRANT. In connection with the dissolution of Optionee's marriage or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph F.3, all or, at the discretion of the Corporation and with the consent of Optionee's


                                       7.

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spouse, any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

               2. NOTICE OF DECREE OR AGREEMENT. Optionee shall promptly provide the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

               3. EXERCISE OF THE SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the higher of the Exercise Price or the Fair Market Value of the Purchased Shares on the date specified for the purchase, such Fair Market Value to be set forth in the Purchase Notice.

               If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The Corporation shall bear the cost of the appraisal. The closing shall then be held on the fifth (5th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.


                                       8.

               4. LAPSE. The Special Purchase Right shall lapse upon the earlier to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph F.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

        G.     SPECIAL TAX ELECTION

               The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit IV. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        H.     GENERAL PROVISIONS

               1. ASSIGNMENT. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation. The assignee of the Repurchase Right must make a cash payment to the Corporation in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

               2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

               3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.


                                       9.

               4. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right, the First Refusal Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

               5. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

        I.     MISCELLANEOUS PROVISIONS

               1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

               2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

               3. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

               4. POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby


                                       10.

ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

               5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                     PHASE METRICS, INC.

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                                        OPTIONEE

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------


                                       11.

                             SPOUSAL ACKNOWLEDGMENT

               The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation): (i) the right of the Corporation (or its assigns) to repurchase any Purchased Shares in which Optionee is not vested at the time of cessation of Service, and (ii) the right of the Corporation (or its assigns) to purchase any and all interest or right the undersigned may otherwise have in the Purchased Shares pursuant to community property laws or other marital property rights.


                                     -------------------------------------------
                                     OPTIONEE'S SPOUSE

                                     Address:


                                       12.

                                    APPENDIX


        The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Purchase Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CODE shall mean the Internal Revenue Code of 1986, as amended.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions:

             (i) a merger or consolidation in which one hundred percent (100%) of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        F. CORPORATION shall mean Phase Metrics, Inc., a California corporation.

        G. DISPOSITION NOTICE shall have the meaning assigned to such term in Paragraph E.2.

        H. DISSOLUTION NOTICE shall have the meaning assigned to such term in Paragraph F.2.

        I. EXERCISE NOTICE shall have the meaning assigned to such term in Paragraph E.3.

        J. EXERCISE PRICE shall have the meaning assigned to such term in Paragraph A.1.

        K. FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate, including the Corporation's earnings history, book value and prospects in the light of market conditions generally.

        L. FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in accordance with Article E.

        M. GRANT DATE shall have the meaning assigned to such term in Paragraph A.1.


                                      A-1.

        N. GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

        O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        P. MARKET STAND-OFF shall mean the market stand-off restriction specified in Paragraph C.3.

        Q. 1933 ACT shall mean the Securities Act of 1933, as amended.

        R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        T. OPTION shall have the meaning assigned to such term in Paragraph A.1.

        U. OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

        V. OPTIONEE shall mean the person to whom the Option is granted under the Plan.

        W. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

        X. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Y. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

        Z. PLAN shall mean the Corporation's 1995 Stock Option Plan.

        AA. PLAN ADMINISTRATOR shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for administration of the Plan.


                                      A-2.

        AB. PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term in Paragraph D.4.

        AC. PURCHASE NOTICE shall have the meaning assigned to such term in Paragraph F.3.

        AD. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

        AE. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

        AF. REORGANIZATION shall mean any of the following transactions:

                (i) a merger or consolidation in which the Corporation is not the surviving entity,

                (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

        AG. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.

        AH. SEC shall mean the Securities and Exchange Commission.

        AI. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

        AJ. SPECIAL PURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article F.

        AK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing


                                      A-3.

fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        AL. TARGET SHARES shall have the meaning assigned to such term in Paragraph E.2.

        AM. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice.

        AN. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph D.1.


                                      A-4.

                                    EXHIBIT I
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                FOR VALUE RECEIVED ______________________ hereby sell(s), assign(s) and transfer(s) unto Phase Metrics, Inc. (the "Corporation"), ______________________ ( ______ ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. _______________ herewith and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:_________


                                        Signature
                                                 -------------------------------


INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                   EXHIBIT II

                      WRITTEN ASSURANCE IN CONNECTION WITH
                         DISPOSITION OF PURCHASED SHARES


        I hereby notify you, Phase Metrics, Inc. (the "Company"), that I intend to sell _______ shares of the Company's Common Stock which I purchased upon exercise of an option granted to me under the Company's 1995 Stock Option Plan.

        I [am] [am not] an affiliate of the Company for the purposes of the Federal securities laws, and will accordingly effect the sale of the shares in accordance with the requirements of Rule 701 under the Securities Act of 1933, as amended.


                                      A-6.

                                   EXHIBIT III

                               SECTION 260.141.11
                    TITLE 10, CALIFORNIA ADMINISTRATIVE CODE


               260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

               (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

               (1) to the issuer;

               (2) pursuant to the order or process of any court;

               (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6) by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;


                                     III-1.

               (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

               (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

               (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision
(a) of Section 25143 is in effect with respect to such qualification;

               (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

               (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

               (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

               (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

               (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

               (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."


                                     III-2.

                                   EXHIBIT IV

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(B) TAX ELECTION

        I. FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY OPTION. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

        II. FEDERAL INCOME TAX CONSEQUENCES AND CONDITIONAL SECTION 83(B) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased
Shares:

                      (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                      (ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

                      (iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.


                                      IV-1.

                      (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition 1 of the Purchased Shares within two (2) years after the Grant Date or within one
        (1) year after the exercise date of the Option.

                      (v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

--------

1/ Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.


                                      IV-2.

                             SECTION 83(B) ELECTION

               This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
        Address:
        Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ___________ shares of the common stock of Phase Metrics, Inc.

(3)     The property was issued on _____________, 199___.

(4) The taxable year in which the election is being made is the calendar year 199____ .

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a five (5)-year period ending on
                     .

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)     The amount paid for such property is $ _____________per share.

(8) A copy of this statement was furnished to Phase Metrics, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)     This statement is executed on _______________________, 199__.


----------------------------------          ------------------------------------
Spouse (if any)                             Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

               1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

               2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(B) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER
THE FEDERAL TAX LAWS.


                                       2.

                                    ADDENDUM
                                       TO
                            STOCK PURCHASE AGREEMENT


               The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Purchase Agreement attached as Exhibit B to the Notice of Stock Option Grant evidencing the stock option (the "Option") which the Corporation granted to Optionee on 11~ to purchase 15~ shares of the Corporation's Common Stock under the Corporation's 1995 Stock Option Plan at an exercise price of 14~ per share. All capitalized terms used in this Addendum, to the extent not otherwise specifically defined herein, shall have the meanings assigned to such terms in the Stock Purchase Agreement.

                        INVOLUNTARY TERMINATION FOLLOWING
                              CORPORATE TRANSACTION

               1. Should Optionee cease Service by reason of an Involuntary Termination within twelve (12) months following a Corporate Transaction in which the acquisition price payable per share of Common Stock (determined on a fully-diluted basis as if all the Corporation's outstanding securities exercisable or convertible into Common Stock were in fact exercised or converted immediately prior to such Corporate Transaction) is an amount not less than the minimum price per share indicated in Paragraph 2 below for the fiscal year of the Corporation in which such Corporate Transaction occurs, then the Corporation's Repurchase Right shall, immediately upon such Involuntary Termination, lapse in its entirety and all the shares of Common Stock purchased or purchasable under the Option shall immediately vest.

               2. The minimum acquisition price payable per share of Common Stock (determined on a fully-diluted basis in the manner indicated above) which will serve as a requisite condition under Paragraph 1 to the accelerated vesting of the shares of Common Stock purchased or purchasable under the Option shall be determined in accordance with the table below on the basis of the fiscal year of the Corporation in which the Corporate Transaction is effected:

                       Fiscal Year                  Minimum
                           of                   Acquisition Price
                       Acquisition                 Per Share
                       -----------                 ---------
                          1995                        $7.00
                          1996                       $10.00
                       1997 or later                 $14.00


               3. For purposes of this Addendum, Optionee will be deemed to cease Service by reason of an Involuntary Termination if such cessation of Service occurs:

                      - involuntarily upon Optionee's dismissal or discharge by the Corporation for reasons other than fraud, any other intentional misconduct adversely affecting the business or affairs of the Corporation in a material manner or any other act of misconduct specified in Paragraph (5)(f) of the Option Agreement, or

                      - voluntarily upon Optionee's resignation following (A) a change in Optionee's position with the Corporation which materially reduces Optionee's level of responsibility, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than twenty-five percent (25%) or (C) a relocation of Optionee's principal place of employment by more than fifty (50) miles from Optionee's principal place of employment immediately prior to the Corporate Transaction or Change in Control (as applicable), provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

               IN WITNESS WHEREOF, Phase Metrics, Inc. has caused this Addendum to be executed by its duly-authorized officer, and Optionee has executed this Addendum, all as of the Effective Date specified below.


                                    PHASE METRICS, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------



                                    --------------------------------------------
                                    2~ 1~,  OPTIONEE



EFFECTIVE DATE:
               ---------------



                                       2.